DHB INDUSTRIES INC.


                   NEWS FROM DHB INDUSTRIES INC.
                   400 Post Avenue, Suite 303 * Westbury, NY 11590
                   Tel: 516/997-1155 * Fax: 516/997-1144 * www.dhbindustries.com


                                              COMPANY CONTACT:  Larry Ellis, CAO
                                                                516/997-1155
                                                                lellis@dhbt.com


FOR IMMEDIATE RELEASE


      DHB INDUSTRIES INC. RECEIVES NOTICE FROM THE AMERICAN STOCK EXCHANGE
            OF NONCOMPLIANCE WITH CERTAIN CONTINUED LISTING STANDARDS


WESTBURY, NY - (May 23, 2006) - DHB Industries Inc. (AMEX:DHB), a leader in the field of protective body armor, announced today that, on May 16, 2006, it received a notice from the American Stock Exchange (AMEX) that the Company was not in compliance with the continued listing standards under Sections 134 and 1101 of the AMEX Company Guide due to the Company's failure to timely file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006 with the Securities and Exchange Commission. Additionally, the notice indicates that, in order to maintain its AMEX listing, the Company must submit an updated plan of compliance to the AMEX by May 23, 2006 advising the AMEX of the action the Company has taken, or will take, that demonstrates the Company's ability to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 by no later than June 2, 2006 (which AMEX compliance date has been previously disclosed by the Company) and the Form 10-Q by no later than June 30, 2006.

The notice from the AMEX further states that the AMEX staff has determined that, following the resignation of Jerome Krantz as director on May 9, 2006 as previously disclosed by the Company, the Company is not in compliance with (i)
Section 121(B)(2)(a) of the AMEX Company Guide, which requires that each issuer have, and certify that it has and will continue to have, an Audit Committee of at least three members each of whom is independent and (ii) Section 121(B)(2)(a)(ii) of the AMEX Company Guide, which requires that each issuer have, and certify that it has and will continue to have, at least one member on its Audit Committee who is deemed financially sophisticated. The notice provides that the Company has until August 30, 2006 to regain compliance with these sections.

The Company intends to provide a response to the AMEX notice as soon as practicable and will endeavor to comply with the AMEX continued listing standards. However, there can be no assurance that the Company will be able to do so.

ABOUT DHB INDUSTRIES, INC.

DHB Industries, Inc. is a global leader in high performance, protective technologies, including: state of the art ballistic technologies and advanced therapeutic technologies. DHB Armor Group is focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the United States, and worldwide. DHB Armor Group includes the highly recognized subsidiaries, Point Blank Body Armor, Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America (PACA) (www.pacabodyarmor.com). DHB Sports Group produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains as well as private label distributors.


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The Company maintains  facilities in Westbury,  NY, Deerfield Beach, FL, Oakland
Park, FL, Pompano Beach, FL, Jacksboro, TN and Arlington, VA. To learn more about DHB Industries, Inc., visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) EXPECTATIONS AS TO THE TIMING OF THE FILING OF THE REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, (2) ANY LISTING REQUIREMENTS WHICH MAY BE PRESCRIBED OR ANY DETERMINATION WHICH MAY BE MADE BY THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS,
(5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS AND (10) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO
OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.


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